WEITZ PARTNERS, INC.

Partners Value Fund

A N N U A L

R E P O RT

March 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	12/31/01	–0.9	–11.8
12/31/91	28.1	30.2	3/31/02††	–0.4	0.3
12/31/92	15.1	7.6	Cumulative	1,818.6	1,092.8
12/31/93	23.0	10.1
			Average Annual Compound Growth (Since inception June 1, 1983)	17.0	14.1

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 2002, was -0.1%, 21.1% and 18.6%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/02 through 3/31/02

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1992 through March 31, 2002, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Predecessor Partnership on March 31, 1992, would have been valued at $137,090 on March 31, 2002.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the fiscal year ended March 31, 2002, the Partners Value Fund designated $27,631,416 as a long-term capital gain distribution.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
March 31, 2002 - Annual Report

April 2, 2002

Dear Fellow Shareholder:

     In the 1st quarter of calendar 2002, the Partners Value Fund had a total return of -0.4% vs. a gain of +0.3% for the S&P 500. For the fiscal year ended March 31, the Fund was -0.1% vs. +0.4% for the S&P.

     The table below compares our returns to those of our primary benchmark, the S&P 500 (large companies), as well as the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). As usual, all Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10-year Nasdaq number for which reinvestment of dividend information was not available).

	1-Year	3-Years	5-Years	10-Years

Weitz Partners Value	–0.1%	10.5%	21.1%	18.6%
S&P 500	0.4	–2.5	10.2	13.3
Russell 2000	14.0	9.8	9.5	11.1
Nasdaq	0.6	–8.9	9.0	11.8
Average Growth and Income Fund*	1.4	1.8	9.2	12.0

*Source: Lipper Analytical Services

     The fact that the Fund and the general stock market are roughly unchanged over the past year obviously belies lots of volatility and trauma for the country, the economy, and the stock market. In the 1st quarter, though, most of the basic forces affecting stocks were relatively stable. The economy showed signs of recovery. Interest rates were stable and low. Travelers faced the hassles of heightened security, but no further terrorist events.

Mistakes vs. Good Ideas that Haven’t Worked Yet—Revisited

     The major issues for the stock market in the quarter revolved around accounting and management integrity. Enron is (so far) the most dramatic case, but dozens of companies have faced questions of whether publicly reported income statements and balance sheets give an accurate picture of the companies’ performance and financial health. Two of our companies, Qwest and Adelphia Communications, have been among those questioned, and between them cost our Fund about 3½ percentage points of performance in the quarter.

     Our last letter discussed “averaging down,” or buying more shares of a stock that goes down after we first buy it. This tactic has generally worked well for us over the years (with certain unfortunate exceptions). It has worked in our favor, and has considerably enhanced our performance, in cases where the fundamental value of the company was sound, but misunderstood, and where other investors eventually recognized that value and bid the shares up. Averaging down has also compounded investment mistakes in which we were wrong about underlying value, or where value deteriorated.

     The jury is still out on whether Qwest and Adelphia will turn out to be profitable investments, but we thought it might be helpful to give brief summaries of where we stand on these two stocks at quarter-end. It is very important that shareholders understand that there are many unknowns in each situation, that what we know about the facts of each situation changes daily, if not hourly, and that by the time you read this, we may have bought more shares or sold them all.

     Qwest is the product of grafting a huge regional bell operating company, or RBOC (USWest), onto a small, entrepreneurial, competitive long distance telephone company (Qwest “Classic”). One commentator likened it to a trout swallowing a whale. This feat was possible because in the midst of the Internet-related technology stock “bubble,” Classic Qwest, as a provider of “broadband connectivity,” sold at an outrageously high price and the company used its over-valued stock as currency to buy the RBOC—a move that probably saved Qwest from the fate of many other telecom upstarts. The inevitable culture clash was exacerbated by the personalities involved, and a severe recession/depression in the telecom industry led to weak operating results and lots of finger pointing.

     The integrity issue arose when investors began to question the accounting for sales of network capacity to other telecoms. The company claims it (appropriately) followed the guidance of its auditors, while critics claimed that regardless of the letter of accounting rules, the company violated the spirit of the rules by allowing investors to misinterpret the quality and repeatability of the resulting reported revenues and cash flows.

     “Post-Enron” era sensitivity led to a strong negative reaction by investors, a sharp decline in the stock price, and eventually questions about Qwest’s ability to service its debt. We began doing research on the stock after it had fallen from $65 to the mid-30’s. When the stock fell to $20, we decided that the basic business was sound and that the fears and criticisms were over-blown, and we began to buy. We bought more shares on the way down, including some under $7, and our average cost is now around $12.

     We may never know whether management intentionally misled investors during the tech stock mania—we hope not—but our take is that the company is sound and that it is worth considerably more than $8 per share. It will take at least several quarters to prove to investors that revenues and cash flows can improve and that legal and financial issues are manageable. At this time, we believe the investment will eventually be profitable for the Fund.

     Adelphia Communications is a more troublesome situation. We have owned Adelphia for many years and in the past it has been a very profitable investment for us. The Rigas family controls the company, and while they have generally been unresponsive to shareholder suggestions and requests for information, we had considered them competent and honest managers.

     It has been disclosed that the family owned cable systems and Adelphia securities through private partnerships and that the partnerships had “co-borrowed” with the company, presumably to finance cable systems in which the company had an economic interest. Recent disclosures appear to indicate that the company has, in effect, guaranteed loans to the family partnerships for investments that give the family the upside potential while leaving the company exposed to the downside risk. If this is true, it raises serious conflict of interest issues.

     Our dilemma is that we do not know all the facts and the stock price is well below the underlying asset values as we currently measure them. However, without management integrity, no “margin of safety” can be big enough. For the moment, we are holding our position, believing that the risk/reward tradeoff is in our favor. Our exposure at the end of the quarter was 1.5% of the portfolio, and is smaller now. This is the type of situation we try very hard to avoid.

The Positive Side of the Ledger

     The good news of the quarter is that the other 48 stocks in the Fund, along with cash and short-term securities equal to about 23% of the portfolio, added 3+% to our results in the quarter.

     Financial Services stocks—banks, mortgage, and insurance companies—enjoyed positive conditions. Interest rates remained low and the “spread” between the cost of funds and yields on assets remained relatively wide. Credit quality problems were not an issue. The main factor keeping financial stock prices subdued was the fear that interest rates have probably bottomed for this cycle.

     Media companies enjoyed an improving advertising environment, but the cable stocks were generally weak. There were concerns that cable company growth rates, while still very strong, might be slowing, and there was some late-quarter fallout from Adelphia’s woes. We believe that Comcast, Insight, and Charter have very good prospects and managements we trust, and we added to each of them.

     Travel-related stocks were very strong. Hilton, Host Marriott, and Park Place Entertainment are all top ten positions and each was up sharply during the quarter. These stocks offer a positive case for averaging down, as we bought heavily amid the panic selling in the weeks following September 11. This group has attracted buying interest because they are showing good earnings “momentum” off a very low base. We like the businesses and think they have good long-term prospects, but because of investor excitement over their recovery, the stocks may be ahead of themselves.

     Finally, individual sectors of the telecommunications industry turned in very different performances. Wireless companies such as AT&T Wireless and Centennial, in which we have small positions, were generally weak as competition intensified and expected takeover activity did not materialize. Strong, well-financed companies such as Citizens and TDS held up better, but were mild drags on performance.

Outlook

     We appear to be entering the 3rd year of a general stock market revaluation. As we have discussed in previous letters, a 25-year bull market (roughly 1975-1999) bred considerable enthusiasm for stocks and led to historically high levels of valuation. Deflation of the technology/telecom bubble, a slowdown in many other parts of the economy, and now questions about whether earnings ever were what they appeared to be for many major corporations are causing investors to rethink the prices they are willing to pay for stocks. To the extent that valuations (the P/E) got too high and earnings (the E) are lower than expected, this revaluation process may well have further to run.

     If this is true, it is not a tragedy and it does not mean that investors should give up on stock investing. It does mean that without the “tailwind” of a bull market, it will be more important than ever to own good companies and to avoid over-paying for them. We will need patience to stay out of trouble while we wait for the occasional great opportunity. I feel good about our portfolio, and in spite of a few (hopefully temporary) bad actors, I believe our stocks will serve us well over the next several years.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30 p.m. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities
March 31, 2002

Shares or units		Cost	Value

	COMMON STOCKS — 76.7%
	Auto Services — 0.1%
96,500	Insurance Auto Auctions, Inc.*	$1,073,750	$1,615,410

	Banking — 12.5%
330,400	Astoria Financial Corp.	3,824,808	9,598,120
2,969,500	Golden State Bancorp, Inc.	55,535,865	88,164,455
1,836,600	Greenpoint Financial Corp.	38,382,227	80,259,420
1,000,000	North Fork Bancorporation, Inc.	15,656,207	35,560,000
3,041,846	U.S. Bancorp	51,519,885	68,654,464
3,285,920	Washington Mutual, Inc.	81,353,890	108,862,530

		246,272,882	391,098,989

	Cable Television — 6.5%
3,185,195	Adelphia Communications Corp. CL A*	107,538,771	47,459,406
5,893,600	Charter Communications, Inc., CL A*	61,427,191	66,538,744
1,124,000	Comcast Corp. Special - CL A*	39,559,629	35,743,200
2,602,700	Insight Communications Co.*	47,285,778	54,526,565

		255,811,369	204,267,915

	Consumer Products and Services — 2.1%
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	327,513
3,677,200	Six Flags, Inc.*	59,102,468	65,674,792

		59,315,193	66,002,305

	Financial Services — 5.2%
354,000	American Express Co.	9,129,622	14,499,840
949	Berkshire Hathaway, Inc. CL A*	53,687,098	67,473,900
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	80,662,081
460,500	Imperial Credit Industries, Inc.*	239,460	27,630

		128,873,134	162,663,451

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$391,227

	Lodging and Gaming — 8.8%
1,424,500	Extended Stay America, Inc.*	8,928,460	24,786,300
7,940,700	Hilton Hotels Corp.	72,245,521	113,552,010
13,142,700	Park Place Entertainment Corp.*	133,223,098	138,655,485

		214,397,079	276,993,795

	Media and Entertainment — 10.5%
114,800	Daily Journal Corp.* †	2,952,881	3,271,800
15,893,700	Liberty Media Corp.- A*	205,502,862	200,896,368
902,000	Valassis Communications, Inc.*	19,463,002	34,844,260
687,500	Walt Disney Co.	11,734,760	15,867,500
125,000	Washington Post Co. CL B	63,730,250	75,878,750

		303,383,755	330,758,678

	Mortgage Banking — 2.2%
1,574,700	Countrywide Credit Industries, Inc.	42,971,313	70,467,825

	Printing Services — 0.6%
2,751,600	Mail-Well, Inc.* †	23,113,253	17,280,048

	Real Estate and Construction — 2.0%
2,496,700	Catellus Development Corp.*	35,680,420	49,110,089
369,300	Forest City Enterprises, Inc. CL A	5,137,132	14,033,400

		40,817,552	63,143,489

	Real Estate Investment Trusts — 5.4%
457,830	Fortress Investment Corp. #	8,176,916	9,321,419
20,935	Healthcare Financial Partners Units** #	2,088,266	1,046,750

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Real Estate Investment Trusts — (Continued)
10,535,100	Host Marriott Corp.	$98,252,927	$125,894,445
500,000	NovaStar Financial, Inc.	3,309,962	9,400,000
820,352	Redwood Trust, Inc.†	15,126,258	22,338,185

		126,954,329	168,000,799

	Restaurants — 0.1%
131,000	Papa John’s International, Inc.*	2,597,125	3,652,280

	Retail — 1.4%
1,013,900	Big Lots, Inc.	13,350,197	14,245,295
630,000	Safeway, Inc.*	25,095,363	28,362,600

		38,445,560	42,607,895

	Telecommunications — 17.6%
1,586,533	Adelphia Business Solutions, Inc.*	491,084	63,461
1,488,500	Alltel Corp.	79,644,633	82,686,175
5,462,200	AT&T Corp.	93,974,112	85,756,540
1,757,735	AT&T Wireless Services, Inc.*	27,031,798	15,731,728
491,692	Centennial Communications Corp.*	4,559,317	1,770,091
10,473,900	Citizens Communications Co.*	128,765,946	112,594,425
220,775	Corecomm, Ltd.*	27,597	22,077
16,985,000	Qwest Communications International, Inc.	216,903,026	139,616,700
1,138,000	Sprint Corp.	21,622,000	17,400,020
1,039,800	Telephone and Data Systems, Inc.	76,982,914	91,762,350
111,100	United States Cellular Corp.*	5,212,245	4,555,100

		655,214,672	551,958,667

	Utilities — 1.7%
3,158,900	Western Resources, Inc.	62,809,288	54,175,135

	Total Common Stocks	2,202,172,602	2,405,077,908

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Face amount		Cost	Value

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.3%
$40,000,000	Federal Home Loan Bank 3.625% 10/15/04	$39,494,248	$39,456,000
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,630,386	59,691,780
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,577	2,625,825
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,062,712

	Total U.S. Government and Agency Securities	104,626,211	104,836,317

	SHORT-TERM SECURITIES — 19.5%
50,450,371	Milestone Treasury Obligations Portfolio	50,450,371	50,450,371
98,636,238	Wells Fargo Government Money Market Fund	98,636,238	98,636,238
464,000,000	U.S. Treasury Bills due 4/18/02 to 6/20/02	462,685,072	462,733,000

	Total Short-Term Securities	611,771,681	611,819,609

	Total Investments in Securities	$2,918,570,494	3,121,733,834

	Covered Call Options Written — (0.1%)		(2,967,565)
	Other Assets Less Liabilities — 0.6%		18,111,779

	Total Net Assets — 100%		$3,136,878,048

	Net Asset Value Per Share		$20.79

No. of contracts		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
3,540	American Express Co.	April 2002/35	$(2,106,300)
358	Astoria Financial Corp.	April 2002/30	(6,265)
1,900	Valassis Communications, Inc.*	July 2002/35	(855,000)

			$(2,967,565)

	Total Call Options Written
	(premiums received $1,852,951)

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statement of Assets and Liabilities
March 31, 2002

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,877,378,102)	$3,078,843,801
Non-controlled affiliates (cost $41,192,392)	42,890,033	$3,121,733,834

Accrued interest and dividends receivable		4,570,659
Receivable for securities sold		23,223,742
Receivable for fund shares sold		597,309
Cash		152,506
Other		10,495

Total assets		3,150,288,545

Liabilities:
Due to adviser		2,798,030
Payable for securities purchased		7,345,692
Covered call options written, at value (proceeds received $1,852,951)		2,967,565
Payable for fund shares redeemed		69,891
Other expenses		229,319

Total liabilities		13,410,497

Net assets applicable to outstanding capital stock
		$3,136,878,048

Net assets represented by:
Paid-in capital		2,915,347,036
Accumulated undistributed net investment income		841,760
Accumulated undistributed net realized gains		18,640,526
Net unrealized appreciation of investments		202,048,726

Total representing net assets applicable to shares outstanding		$3,136,878,048

Net asset value per share of outstanding capital stock
(150,867,140 shares outstanding)		$20.79

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statement of Operations
Year ended March 31, 2002

Investment income:
Dividends		$24,746,452
Interest		26,102,587

Total investment income		50,849,039

Expenses:
Investment advisory fee		28,227,460
Administrative fee		1,960,830
Custodial fees		69,543
Directors fees		44,689
Other expenses		703,468

Total expenses		31,005,990

Net investment income		19,843,049

Realized and unrealized gain (loss) on investments:
Net realized gain on securities	$15,123,063
Net realized gain on options written	3,580,992

Net realized gain		18,704,055
Net unrealized depreciation of investments		(65,314,035)

Net realized and unrealized loss on investments		(46,609,980)

Net decrease in net assets resulting from operations
		$(26,766,931)

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2002	2001

Increase in net assets:
From operations:
Net investment income	$19,843,049	$29,452,994
Net realized gain	18,704,055	76,864,227
Net unrealized appreciation (depreciation)	(65,314,035)	201,579,167

Net increase (decrease) in net assets
resulting from operations	(26,766,931)	307,896,388

Distributions to shareholders from:
Net investment income	(28,561,720)	(24,989,391)
Net realized gains	(33,213,648)	(89,959,788)

Total distributions	(61,775,368)	(114,949,179)

Capital share transactions:
Proceeds from sales	1,441,917,235	1,171,187,292
Payments for redemptions	(669,000,589)	(317,449,077)
Reinvestment of distributions	57,956,228	106,233,566

Total increase from capital share transactions	830,872,874	959,971,781

Total increase in net assets	742,330,575	1,152,918,990

Net assets:
Beginning of period	2,394,547,473	1,241,628,483

End of period (including undistributed investment
income of $841,760 and $9,560,430, respectively)	$3,136,878,048	$2,394,547,473

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,		Three months ended March 31, 2000**	Year ended December 31,

	2002	2001		1999	1998	1997

Net asset value, beginning of period	$21.27	$18.75	$20.02	$17.68	$15.45	$11.52

Income (loss) from investment operations:
Net investment income	0.13	0.31	0.08	0.21	0.06	0.13
Net gain (loss) on securities
(realized and unrealized)	(0.14)	3.67	(0.43)	3.42	4.00	4.33

Total from investment operations	(0.01)	3.98	(0.35)	3.63	4.06	4.46

Less distributions:
Dividends from net investment income	(0.21)	(0.30)	(0.20)	(0.05)	(0.16)	—
Distributions from realized gains	(0.26)	(1.16)	(0.72)	(1.24)	(1.67)	(0.53)

Total distributions	(0.47)	(1.46)	(0.92)	(1.29)	(1.83)	(0.53)

Net asset value, end of period	$20.79	$21.27	$18.75	$20.02	$17.68	$15.45

Total return	(0.1% )	21.9%	(1.8% )†	22.1%	29.1%	40.6%

Ratios/supplemental data:
Net assets, end of period ($000)	3,136,878	2,394,547	1,241,628	1,143,374	292,331	133,737
Ratio of expenses to average net assets	1.08%	1.13%	1.19% *	1.24%	1.25%	1.24%
Ratio of net investment income to average net assets	0.69%	1.77%	1.77% *	1.57%	0.34%	1.11%
Portfolio turnover rate	10%	29%	5% †	29%	36%	30%

*	Annualized
†	Not Annualized
**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Notes to Financial Statements March 31, 2002

(1) Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$ 25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2002.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

(4) Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2002	2001

Transactions in shares:
Shares issued	67,989,701	56,827,730
Shares redeemed	(32,359,136)	(15,743,961)
Reinvested dividends	2,678,477	5,262,403

Net increase	38,309,042	46,346,172

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2002	2001

Distributions paid from:
Ordinary income	$34,143,952	$54,239,064
Long-term capital gains	27,631,416	60,710,115

Total distributions	$61,775,368	$114,949,179

As of March 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$2,357,507
Undistributed long-term gains	17,148,866
Unrealized appreciation	202,024,639

$221,531,012

The difference between book basis and tax basis unrealized appreciation and undistributed long-term gains is attributed to the deferral of losses on wash sales.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $1,094,141,870 and $201,343,162, respectively. The cost of investments for Federal income tax purposes is $2,918,594,581. At March 31, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $408,485,042 and $205,345,789 respectively.

(a) Illiquid Securities

The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed. Illiquid securities owned at March 31, 2002, include the following:

Cost

Fortress Investment Corp.	$8,176,916
Healthcare Financial Partners Units	2,088,266

Total illiquid securities	$10,265,182

The total value of these securities at March 31, 2002, was $10,368,169, representing 0.3% of the Fund’s net assets.

(b) Covered Call Options

Transactions relating to covered call options are summarized as follows:

	Year ended March 31, 2002

	Number of Contracts	Premiums

Options outstanding, beginning of period	6,400	$3,580,992
Options split, during the period	179	—
Options written, during the period	5,619	1,852,951
Options exercised, during the period	(1,200)	(630,129)
Options expired, during the period	(5,200)	(2,950,863)

Options outstanding, end of period	5,798	$1,852,951

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2001	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2002	Value March 31, 2002	Dividend Income	Realized Gains/(Losses)

Daily Journal Corp	56,100	58,700	—	114,800	$3,271,800	$—	$—
Mail-Well, Inc.	2,751,600	—	—	2,751,600	17,280,048	—	—
NovaStar Financial, Inc.* †	393,300	500,000	393,300	500,000	9,400,000	—	(2,917,570)
NovaStar Financial, Inc., 7%
Pfd Class B Cumulative†	500,000	—	500,000	—	—	541,250	—
Redwood Trust, Inc.	820,352	—	—	820,352	22,338,185	2,190,340	—

Totals					$52,290,033	$2,731,590	$(2,917,570)

*	Company was considered a non-controlled affiliate at March 31, 2001, but as of March 31, 2002 they are no longer a non-controlled affiliate.
†	NovaStar Financial, Inc., 7% Pfd Class B Cumulative was converted to common stock of NovaStar Financial, Inc.

(8) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2002 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Partners, Inc. – Partners Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Partners Inc. – Partners Value Fund (the “Fund”) at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the three months ended March 31, 2000 and the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended December 31, 1998, were audited by other independent accountants whose report dated January 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (52)
Position(s) Held with Fund: President; Treasurer;
    Portfolio Manager
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. (and predecessor Weitz Value Fund) –
    January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: President,
    Wallace R. Weitz & Company, Weitz Series Fund,
    Inc., Weitz Partners, Inc.
Number of Portfolios Overseen: 5
Other Directorships: N/A	Thomas R. Pansing, Jr. (57)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Gaines Pansing & Hogan
Number of Portfolios Overseen: 5
Other Directorships: N/A

*	Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an "interested director". Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (51)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1997
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group 1999-Present;
    Independent Consultant 1995-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A	John W. Hancock (54)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana
Number of Portfolios Overseen: 5
Other Directorships: N/A

Richard D. Holland (80)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 5
Other Directorships: N/A	Delmer L. Toebben (71)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired,
    1999-Present; President, Curzon Advertising &
    Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A

Officers

Richard F. Lawson (44)**
Position(s) Held with Fund: Vice President and
    Assistant Secretary; Portfolio Manager
Length of Service (Beginning Date): December, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.	Mary K. Beerling (61)
Position(s) Held with Fund: Vice President and
    Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
    Vice President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.

Linda L. Lawson (48)**
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): June, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.

**	Richard Lawson and Linda Lawson are brother and sister.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/30/02